Conflict Minerals Report

Section I - Introduction of Applicability

Pursuant to Rule 13p-1 (the "Rule") under the Securities Exchange Act of 1934, as amended, this Conflict Minerals Report ("CMR") was prepared for the reporting period January 1, 2024 to December 31, 2024 (the “Reporting Period”).

Halliburton Company (the “Company,” “Halliburton,” “we,” or “our”) is a leading provider of services and products to the upstream oil and natural gas industry. Halliburton has manufacturing operations in various locations, the most significant of which are located in the United States, Canada, Malaysia, Singapore, and the United Kingdom.

Halliburton comprises 14 product service lines (PSLs). The PSLs operate in two divisions: the Completion and Production division and the Drilling and Evaluation division. Our Project Management PSL works across both divisions and is the spearhead of our integrated-services strategy. Its financial results are included in the Drilling and Evaluation division. PSLs are primarily responsible and accountable for strategy, technology development, process development, people development and capital allocation. During the third quarter of 2024, we made a strategic decision to market for sale a portion of our chemical business.

Completion and Production Division	Drilling and Evaluation Division
Artificial Lift	Baroid
Cementing	Drill Bits & Services
Completion Tools	Landmark Software and Services
Multi-Chem	Sperry Drilling
Pipeline & Process Services	Testing & Subsea
Production Enhancement	Wireline & Perforating
Production Solutions

Supporting Both Divisions
Project Management

During the Reporting Period, products manufactured, or contracted to be manufactured, contained one or more of the following minerals: tantalum, tin, tungsten, or gold (collectively, "3TG"). Listed below are examples of where 3TG may be present in Halliburton products:

Metal	Industry Applications	Applications in Halliburton
Tantalum Refined from Columbite-Tantalite (Coltan)	Capacitors, Resistors	Tantalum Capacitors, Alloys
Tin Refined from Cassiterite	Chemical Solutions, Capacitors Electrodes, Tin Alloys, Dioxide, Electroplating	Integrated Circuits, Pins, Resistors, Capacitors, PCBs, and Soldering
Tungsten Refined from Wolframite	Tungsten Carbide, Alloy, Light Bulb, Heating Elements, and Tungsten Inert Gas Welding	Electrodes, Tungsten Carbide (Drill Bits), Welding
Gold	Electrical Wiring, Connectors, Contact, and Gold Plating	Contacts, Pins, Connectors, Cable Harness, Wire Harness, Gold Plating
Section II - Reasonable Country of Origin Inquiry (RCOI)

Halliburton conducted an RCOI among our suppliers on the source and chain of custody of certain minerals necessary to the functionality or production of a product manufactured or contracted to be manufactured by the Company during the Reporting Period to determine whether they originated from the Democratic Republic of the Congo (DRC) or an adjoining country.

The RCOI for the Reporting Period was designed in accordance with the Organization for Economic Co-operation and Development (OECD) Due Diligence Framework for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the OECD Framework). All steps taken by Halliburton in preparing this CMR for the Reporting Period are in accordance with the Rule and OECD Framework. Our suppliers were asked to complete the Conflict Minerals Reporting Template (CMRT), a survey tool developed by the Responsible Minerals Initiative (RMI), formerly known as the Conflict-Free Sourcing Initiative. The CMRT is commonly utilized to identify smelters or refiners (SORs). Suppliers were required to upload their completed CMRT to our third-party platform.

Section III - Design of Conflict Minerals Program and Due Diligence Measures

We are a downstream purchaser of products that include conflict minerals. We designed our program in accordance with the 5-Step OECD Framework as follows:
OECD Step 1: Establish strong company management systems
•Maintained the Supplier Ethics Statement on our external website at http://www.halliburton.com/en/about-us/supplier-relations/halliburton-supplier-ethics, which reflects our commitment and expectation of supplier commitment to ethical business behavior, conflict-free sourcing, and human rights. Suppliers were reminded via our RCOI email;
•Maintained our Human Rights Statement on our external website at http://www.halliburton.com/en/about-us/corporate-governance/human-rights-statement-halliburton, which reflects our long-standing commitment to uphold human rights as defined by the United Nations Universal Declaration of Human Rights (UDHR);
•Established new Supplier Sustainability Principles on our external website at http://www.halliburton.com/en/about-us/supplier-relations, to enhance communication of expectations to suppliers regarding human rights and responsible business conduct;
•Continued to include clauses requiring conflict-free materials and products from suppliers in our Master Purchase Agreement (MPA) and standard Purchase Order Terms & Conditions templates. Additionally, Suppliers and their business partners are contractually bound by the MPA to protect and uphold the fundamental human rights of their employees as stated in the UDHR;
•Continued using our internal Conflict-Free Sourcing Policy which aligns our conflict minerals program description with the 5-step OECD Framework and makes our employees aware of their responsibilities under the act to use suppliers who do not source 3TG from uncertified SORs;
•Utilized a cross-functional internal team among the Procurement, Material Management, Finance, Information Technology, and Law departments led by our Procurement, Materials & Logistics (PM&L) Business Compliance & Optimization Group;
•Retained a third-party service provider to query our applicable suppliers using the CMRT;
•Continued using a system of controls and transparency by developing a due diligence process using the CMRT, including evaluating and scoring the risk presented by each smelter, refiner, and respondent (supplier providing a CMRT) based on the SORs indicated and due diligence program described;
•Continued utilizing a platform to upload supplier information. The platform tracked supplier responses on a real-time basis and allowed us to leverage better data reporting and to take action for non-responsive suppliers;
•Saved and archived relevant records in an electronic database on a SharePoint site relevant to each year's campaign;
•Educated suppliers upon request on Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, how the Conflict Mineral Rule applies to them and why it is important to respond to our RCOI; and
•Continued to make our Ethics Helpline available for suppliers to report any violations of the law or violations of our Code of Business Conduct. The RMI also established a grievance mechanism which its members, stakeholders, and the public can utilize to raise concerns about the initiative, the audit program, protocols, SOR operations that fall in-scope of the Responsible Minerals Assurance Process (RMAP), formerly the Conflict-Free Smelter Program, audit quality and auditor competencies, minerals supply chains and upstream/downstream initiatives through RMI.

OECD Step 2: Identify and assess risks in the supply chain
•Identified in-scope suppliers, which are tier one suppliers that supply products to Halliburton that may contain 3TG. Selection was based on the following criteria:
◦Products supplied to Halliburton plants within the Reporting Period;
◦Harmonized System (HS) Codes and Material Groups (Halliburton specific material classifications maintained in SAP) of supplied products that may contain metal;
◦Product sales from Halliburton procurement plants to third-party customers; and
•Performed validation of supplier data to confirm accuracy of vendor contact information prior to campaign launch;
•Established deadlines for suppliers’ CMRT submissions, including requiring our tier one suppliers to provide an updated CMRT if additional information became available;
•Extended CMRT submission deadline in order to give suppliers additional time to increase the response rate;
•Followed up with non-responsive suppliers requesting their responses;
•Conducted direct outreach through Halliburton PM&L to non-responsive tier one suppliers requesting their participation in the program;
•Utilized our third-party service provider to evaluate supplier CMRT responses for plausibility, consistency, and gaps;
•Analyzed and compared the SORs identified by the supply chain with the RMAP audit standards to determine which SORs are considered “DRC Conflict-Free”; and
•Retained status as a member of the RMI (Halliburton member code HALL), through which we:
◦support engagement by the RMI with SORs and the obtainment of information on country of origin and transit and transportation routes used between mine and SORs;
◦support the RMI RMAP, which includes an assessment of whether SORs have carried out all five steps of due diligence for responsible supply chains of 3TG from the DRC and adjoining countries; and
◦support spot checks and/or audits at SOR facilities.
OECD Step 3: Design and implement strategy to respond to identified risks
•Maintained our risk management plan by reviewing the due diligence of suppliers and SORs;
•Performed risk mitigation efforts by following up with tier one suppliers for validation and additional information on their smelter data
•Responded to supplier and customer inquiries in a timely manner by both Halliburton and our third-party service provider;
•Provided findings and progress reports periodically to Halliburton senior management;
•Relevant Halliburton personnel attended webinars and reviewed online resources to learn and understand new developments and best practices;
•Initiated risk mitigation activities when high-risk SORs were reported on a CMRT by one of the suppliers surveyed. High-risk SORs are those identified with non-compliant status and that source from the DRC or adjoining countries.
•Created corrective action report on our 3rd party platform for tier one suppliers using a high-risk, non-compliant smelter and requested the supplier confirm if the non-compliant smelter was used in the goods supplied to Halliburton. If a supplier confirms or cannot identify that the smelter was used in goods supplied to Halliburton, then we instruct the supplier to remove the smelter from goods supplied to Halliburton or take steps to help the smelter become compliant.

OECD Step 4: Carry out independent third-party audit of supply chain due diligence

•In accordance with the Rule, we were not required to obtain an independent private sector audit of this Report. Accordingly, no such audit has been obtained. To our knowledge, none of our Applicable Suppliers smelt or refine Covered Minerals, and we did not perform or direct any audits of entities within our supply chain. To the extent the Respondents reported smelters or refiners that do not participate in the RMAP, such facilities were contacted on our behalf and encouraged to begin participating.

•Although we do not maintain direct relationships with SORs or perform audits with upstream entities beyond our direct suppliers, we have retained status as a member of the RMI, by which we:
◦exercise leverage over upstream suppliers indirectly by requiring SORs to undergo an independent third-party audit, which requires due diligence, traceability, chain of custody, risk assessment, and mitigation activities upstream;
◦support the RMI’s efforts to monitor whether SORs demonstrate significant and measurable improvement within a reasonable time frame from the adoption of their risk management plans; and
◦support the RMI’s independent third-party audits of the SORs due diligence practices through the RMAP.

OECD Step 5: Report on supply chain due diligence
•Report annually on supply chain due diligence by filing with the U.S. Securities and Exchange Commission ("SEC") a Form SD and CMR; and upload the CMR to our company website at http://ir.halliburton.com/phoenix.zhtml?c=67605&p=irol-sec, on an annual basis.

Section IV - Results of Due Diligence Measures

A total of 768 suppliers were identified as in-scope for conflict mineral regulatory purposes and contacted as part of the RCOI process conducted via our third-party platform. The response rate among these suppliers was 84% (644).

Of the responding suppliers, 47% (302) confirmed their supply to Halliburton did not contain 3TG. The remaining responding suppliers used 694 different SORs, of which, 207 indicated sourcing from DRC or an adjoining country. Out of the 207 SORs, 48 were found to be non-compliant. Additionally, we will contact suppliers who listed a non-compliant SOR in their CMRT to determine if the SOR was used in our products. Action plans have been implemented to block unresponsive and non-compliant suppliers, and will be implemented to remove any non-compliant SORs from our supply chain, if applicable. Any supplier who does not comply with our expectations is subject to termination.

Halliburton received some incomplete responses from those surveyed. Some suppliers were unable to determine if they had provided conflict minerals originating from the DRC or an adjoining country, and other suppliers did not respond to the question. Since all CMRTs received were not submitted at a product-level, we do not have sufficient information to determine all SORs in our supply chain.

A total of 124 suppliers (16%) did not respond to our request to complete a CMRT as required by our MPA, standard terms and conditions, and Supplier Ethics Statement. All non-responsive suppliers were blocked for purchasing until Halliburton CMRT requirements had been met.

Section V - Risk Mitigation for Future Due Diligence

Halliburton will continually work toward a conflict-free supply chain with ethical sourcing of materials and products. There are many stakeholders that are dependent directly or indirectly on legal mining operations in the DRC or an adjoining country, which are not benefiting armed groups in that region. Halliburton promotes verifiable conflict-free sourcing from the DRC or an adjoining country.

Halliburton will take the following measures to enhance its due diligence on the source and chain of custody of conflict minerals to mitigate the risk that its necessary conflict minerals benefit armed groups in the DRC or an adjoining country by:
•Encouraging non-respondent suppliers to develop corrective action plans to promote compliance with our supplier requirements;
•Developing corrective action plans for suppliers using an active SOR that sources from the DRC or adjoining countries and has not received compliant or active status from RMI;
•Encouraging suppliers to evaluate the business relationship with SORs refusing to proceed with an independent third-party audit program;
•Providing assistance and education regarding the Dodd-Frank Act Section 1502 to suppliers to escalate down compliance requirements to more tiers of our supply chain; and
•Encouraging eligible SORs’ identification from the suppliers.

Reference: The OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (Third Edition) can be found at https://www.oecd.org/en/publications/2016/04/oecd-due-diligence-guidance-for-responsible-supply-chains-of-minerals-from-conflict-affected-and-high-risk-areas_g1g65996.html.

Section VI - Inherent Limitations on Due Diligence Measures

As a downstream purchaser and user of conflict minerals, Halliburton’s due diligence measures can provide only reasonable, not absolute, assurance regarding the source and chain of custody of the necessary conflict minerals. Our due diligence processes are based on the necessity of seeking data from our tier one suppliers and those suppliers seeking similar information within their supply chains to identify the original sources of the necessary conflict minerals. Factors that could affect the accuracy of the statements herein include, but are not limited to, incomplete supplier data or available SOR data, errors or omissions by suppliers or SORs, evolving identification of SORs, incomplete information from industry or other third-party sources, continuing guidance regarding the SEC final rules, and other issues. Some of our suppliers were nonresponsive and many were uncertain or provided data at a company or division level, as further described below. Halliburton has undertaken measures to verify responses and minimize these limitations but cannot guarantee the accuracy of the responses provided.

Halliburton’s supply chains are diverse between product service lines. Our products are many tiers removed from the SORs. To determine whether any 3TG was sourced from the DRC or an adjoining country, we relied on our tier one suppliers responding with accurate SOR identification information. Many suppliers provided responses with SOR information based on a company or divisional level, rather than a product-level specific to the materials and components we use. As such, the aggregated information set forth in Annex I and Annex II does not necessarily relate to materials or components used in Halliburton’s products.

ANNEX I - Smelters or Refiners (SORs)

The information in this Annex is an aggregation of data provided by Halliburton’s suppliers and our own due diligence efforts as of May 9, 2025 and not a confirmation of conflict minerals contained in our products.

Metal	Smelter or Refiner Name	Smelter Country	RMI Smelter ID	RMI Audit Status	Source from Covered Countries
Gold	L'Orfebre S.A.	Andorra	CID002762	Other	Yes
Tin	Global Advanced Metals Greenbushes Pty Ltd.	Australia	CID004754	Compliant	Unknown
Gold	ABC Refinery Pty Ltd.	Australia	CID002920	Other	Unknown
Gold	Rio Tinto Group	Australia	CID002914	Other	Unknown
Gold	Morris and Watson Gold Coast	Australia	CID002866	Other	Unknown
Gold	Western Australian Mint (T/a The Perth Mint)	Australia	CID002030	Compliant	Yes
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria	CID002779	Compliant	Yes
Tantalum	Plansee SE Reutte	Austria	CID002556	Compliant	Unknown
Tantalum	Plansee SE Liezen	Austria	CID002540	Other	Unknown
Tungsten	Wolfram Bergbau und Hutten AG	Austria	CID002044	Compliant	Yes
Tantalum	Plansee SE	Austria	CID001368	Other	Unknown
Gold	Value Trading	Belgium	CID003617	Other	Unknown
Tin	Aurubis Beerse	Belgium	CID002773	Compliant	Yes
Gold	Industrial Refining Company	Belgium	CID002587	Other	Yes
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium	CID001980	Compliant	No
Tin	Metallo Chimique	Belgium	CID001143	Other	Unknown
Tin	Jean Goldschmidt International (JGI Hydrometal)	Belgium	CID000835	Other	Unknown
Tin	Tongding Group	Bolivia	CID001946	Other	Unknown
Tin	Operaciones Metalurgicas S.A.	Bolivia	CID001337	Compliant	Yes
Tin	EM Vinto	Bolivia	CID000438	Compliant	Yes
Gold	Coimpa Industrial LTDA	Brazil	CID004010	Compliant	No
Tin	Fabrica Auricchio Industria e Comercio Ltda.	Brazil	CID003582	Other	Yes

Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil	CID003486	Compliant	No
Tin	TRATHO Metal Quimica	Brazil	CID003474	Compliant	Unknown
Tungsten	Cronimet Brasil Ltda	Brazil	CID003468	Compliant	Yes
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil	CID003427	Other	Yes
Tantalum	AMG Mining Mibra Mine	Brazil	CID003088	Other	Unknown
Tungsten	ACL Metais Eireli	Brazil	CID002833	Other	No
Tin	Super Ligas	Brazil	CID002756	Compliant	Yes
Tantalum	Resind Industria e Comercio Ltda.	Brazil	CID002707	Compliant	Yes
Tin	Resind Industria e Comercio Ltda.	Brazil	CID002706	Compliant	Yes
Gold	Marsam Metals	Brazil	CID002606	Other	No
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	Brazil	CID002601	Other	Unknown
Tin	Melt Metais e Ligas S.A.	Brazil	CID002500	Compliant	Yes
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil	CID002468	Compliant	Yes
Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil	CID002036	Compliant	Yes
Gold	Umicore Brasil Ltda.	Brazil	CID001977	Other	No
Tantalum	AMG Brasil	Brazil	CID001776	Other	Unknown
Tin	Soft Metais Ltda.	Brazil	CID001758	Compliant	Yes
Tin	Shanghai Gold Exchange	Brazil	CID001631	Other	Unknown
Tantalum	Mineracao Taboca S.A.	Brazil	CID001175	Compliant	Yes
Tin	Mineracao Taboca S.A.	Brazil	CID001173	Compliant	Yes
Tantalum	AMG Brasil	Brazil	CID001076	Compliant	Yes
Tungsten	KIHONG T & G	Brazil	CID000971	Other	Unknown
Tin	Estanho de Rondonia S.A.	Brazil	CID000448	Compliant	Yes
Gold	Cooperativa Metalurgica de Rondonia Ltda.	Brazil	CID000296	Other	Unknown
Tin	Cooperativa Metalurgica de Rondonia Ltda.	Brazil	CID000295	Other	Unknown
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil	CID000058	Compliant	Yes
Gold	Royal Canadian Mint	Canada	CID001534	Compliant	No
Gold	Asahi Refining Canada Ltd.	Canada	CID000924	Compliant	No
Gold	CCR Refinery - Glencore Canada Corporation	Canada	CID000185	Compliant	Yes

Gold	Asahi Refining Canada Ltd.	Canada	CID000924	Compliant	No
Gold	Planta Recuperadora de Metales SpA	Chile	CID002919	Compliant	Yes
Tantalum	Jiangxi Suns Nonferrous Materials Co. Ltd.	China	CID004813	Compliant	Unknown
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	China	CID004796	Other	Unknown
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	China	CID004435	Other	Unknown
Tantalum	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	China	CID004431	Compliant	Unknown
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	China	CID004430	Compliant	No
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	China	CID003973	Compliant	Unknown
Tantalum	Baoji Towin Rare Metals Co., Ltd.	China	CID003972	Other	Unknown
Gold	Dongwu Gold Group	China	CID003663	Other	Unknown
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	China	CID003662	Other	Unknown
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	China	CID003609	Compliant	Yes
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	China	CID003583	Compliant	Yes
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	China	CID003580	Compliant	Unknown
Tin	Dragon Silver Holdings Limited	China	CID003579	Other	Unknown
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	China	CID003498	Compliant	Unknown
Tungsten	Hubei Green Tungsten Co., Ltd.	China	CID003417	Compliant	No
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China	CID003410	Other	No
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	China	CID003401	Other	Yes
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China	CID003397	Compliant	No
Tin	Ma'anshan Weitai Tin Co., Ltd.	China	CID003379	Other	Yes
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China	CID003356	Other	No
Tantalum	Jiujiang Janny New Material Co., Ltd.	China	CID003191	Compliant	No

Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China	CID003190	Compliant	No
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	China	CID003182	Other	No
Tantalum	RFH Metals & Chemicals Co., Ltd.	China	CID003159	Compliant	Unknown
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China	CID003116	Compliant	Yes
Tin	Xianghualing Tin Industry Co., Ltd.	China	CID002946	Other	Unknown
Gold	Hung Cheong Metal Manufacturing Limited	China	CID002904	Other	Unknown
Tungsten	China National Non Ferrous	China	CID002864	Other	Unknown
Tin	Gejiu Jinye Mineral Company	China	CID002859	Other	No
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China	CID002849	Other	Unknown
Tin	Gejiu Fengming Metallurgy Chemical Plant	China	CID002848	Other	Unknown
Tin	HuiChang Hill Tin Industry Co., Ltd.	China	CID002844	Compliant	Yes
Tantalum	Jiangxi Tuohong New Raw Material	China	CID002842	Compliant	Yes
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China	CID002830	Other	No
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	China	CID002819	Other	Unknown
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	China	CID002815	Other	Unknown
Gold	Shenzhen CuiLu Gold Co., Ltd.	China	CID002750	Other	Unknown
Gold	SuZhou ShenChuang recycling Ltd.	China	CID002743	Other	Unknown
Gold	Hop Hing electroplating factory Zhejiang	China	CID002739	Other	Unknown
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	China	CID002647	Other	Unknown
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China	CID002645	Other	Yes
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	China	CID002644	Other	Unknown
Tungsten	China Molybdenum Tungsten Co., Ltd.	China	CID002641	Compliant	No
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China	CID002635	Other	Unknown

Gold	Shandong Yanggu Xiangguang Co., Ltd.	China	CID002614	Other	Unknown
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China	CID002579	Other	No
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	China	CID002578	Other	Unknown
Tantalum	Taike Technology (Suzhou) Co.,Ltd.	China	CID002566	Other	Unknown
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	CID002551	Compliant	Yes
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China	CID002536	Other	Unknown
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China	CID002535	Other	Unknown
Tungsten	Ganxian Shirui New Material Co., Ltd.	China	CID002531	Other	Unknown
Gold	Zhuzhou Smelting Group Co., Ltd	China	CID002529	Other	Unknown
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China	CID002527	Other	No
Gold	Shandong Humon Smelting Co., Ltd.	China	CID002525	Other	No
Gold	Smelter not listed	China	CID002519	Other	Unknown
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	China	CID002518	Other	Unknown
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China	CID002513	Compliant	Yes
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China	CID002512	Compliant	Yes
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China	CID002508	Compliant	Yes
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	CID002506	Compliant	Yes
Tantalum	FIR Metals & Resource Ltd.	China	CID002505	Compliant	Yes
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	CID002494	Compliant	Yes
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	CID002492	Compliant	Yes
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	China	CID002491	Other	Unknown
Tin	Nihon Superior Co., Ltd.	China	CID002441	Other	Unknown
Tin	Solder Court Ltd.	China	CID002436	Other	Unknown
Tungsten	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	China	CID002428	Other	Unknown

Tin	Sigma Tin Alloy Co., Ltd.	China	CID002408	Other	Unknown
Tantalum	Nantong Tongjie Electrical Co., Ltd.	China	CID002386	Other	Unknown
Tin	Hulterworth Smelter	China	CID002365	Other	Unknown
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	CID002321	Compliant	No
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	CID002320	Compliant	Yes
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	CID002319	Compliant	Yes
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	CID002318	Compliant	Yes
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	CID002317	Compliant	Yes
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	CID002316	Compliant	Yes
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	CID002315	Compliant	Yes
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China	CID002313	Other	Yes
Gold	Guangdong Jinding Gold Limited	China	CID002312	Other	No
Tin	Yunnan Malipo Baiyi Kuangye Co.	China	CID002309	Other	Unknown
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China	CID002307	Other	Unknown
Tin	LIAN JING	China	CID002281	Other	Unknown
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	China	CID002274	Other	Unknown
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China	CID002243	Compliant	Yes
Tungsten	Zhuzhou Cemented Carbide Group Co., Ltd.	China	CID002236	Other	Unknown
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	China	CID002232	Other	Yes
Gold	Zhuhai toxic materials Monopoly Ltd.	China	CID002231	Other	Unknown
Tin	Zhuhai Horyison Solder Co., Ltd.	China	CID002229	Other	Unknown
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	CID002224	Compliant	Yes
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	China	CID002221	Other	Unknown
Tin	Zhongshan Jinye Smelting Co., Ltd	China	CID002220	Other	Unknown
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	China	CID002219	Other	Unknown
Gold	Smelter not listed	China	CID002214	Other	Unknown

Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China	CID002205	Other	Unknown
Gold	Zhaojun Maifu	China	CID002201	Other	Unknown
Tin	Zhangzhou Hiromi Non-ferrous Metals Co., Ltd.	China	CID002196	Other	Unknown
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	China	CID002195	Other	Unknown
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	China	CID002180	Compliant	Yes
Tin	Yunnan Industrial Co., Ltd.	China	CID002173	Other	Unknown
Tin	Yunnan Geiju Smelting Corp.	China	CID002166	Other	Unknown
Tin	Yunnan Copper Zinc Industry Co., Ltd.	China	CID002164	Other	Unknown
Tin	Yunnan Chengo Electric Smelting Plant	China	CID002162	Other	Unknown
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China	CID002158	Compliant	Yes
Tin	Yuecheng Tin Co., Ltd.	China	CID002147	Other	Unknown
Tin	Yiquan Manufacturing	China	CID002123	Other	Unknown
Tin	Yifeng Tin	China	CID002121	Other	Unknown
Tin	China Yunnan Tin Co Ltd.	China	CID002108	Other	Unknown
Tin	XURI	China	CID002099	Other	Unknown
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China	CID002095	Other	No
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	China	CID002090	Other	Unknown
Tungsten	Xiamen Tungsten Co., Ltd.	China	CID002082	Compliant	Yes
Gold	Xiamen JInbo Metal Co., Ltd.	China	CID002076	Other	Unknown
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	China	CID002074	Other	Unknown
Gold	Wuzhong Group	China	CID002063	Other	Unknown
Tin	WUXI YUNXI SANYE SOLDER FACTORY	China	CID002062	Other	Unknown
Tin	WUJIANG CITY LUXE TIN FACTORY	China	CID002057	Other	Unknown
Gold	WANG TING	China	CID002023	Other	Unknown
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	China	CID002009	Other	Unknown
Tin	UNI BROS METAL PTE LTD	China	CID001984	Other	Unknown

Tin	Umicore SA Business Unit Precious Metals Refining	China	CID001981	Other	Unknown
Tin	Triumph Northwest	China	CID001962	Other	Unknown
Tin	Top-Team Technology (Shenzhen) Ltd.	China	CID001954	Other	Unknown
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China	CID001947	Other	No
Tin	TONG LONG	China	CID001943	Other	Unknown
Tin	TIN PLATING GEJIU	China	CID001932	Other	Unknown
Tin	Tianshui Ling Bo Technology Co., Ltd.	China	CID001929	Other	Unknown
Tin	Three green surface technology limited company	China	CID001920	Other	Unknown
Gold	Shandong Gold Smelting Co., Ltd.	China	CID001916	Compliant	Yes
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China	CID001909	Other	No
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	CID001908	Other	No
Tin	TENNANT METAL PTY LTD.	China	CID001893	Other	Unknown
Tin	TCC steel	China	CID001885	Other	Unknown
Tin	Taicang City Nancang Metal Material Co., Ltd.	China	CID001845	Other	Unknown
Tin	Suzhou Nuonengda Chemical Co., Ltd.	China	CID001822	Other	Unknown
Gold	Sino-Platinum Metals Co., Ltd.	China	CID001745	Other	Unknown
Tin	Sincemat Co, Ltd.	China	CID001742	Other	Unknown
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China	CID001736	Compliant	No
Tin	Sichuan Guanghan Jiangnan casting smelters	China	CID001731	Other	Unknown
Tin	Shenzhen Yi Cheng Industrial	China	CID001711	Other	Unknown
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	China	CID001694	Other	Unknown
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	China	CID001692	Other	Unknown
Tin	Shen Mao Solder (M) Sdn. Bhd	China	CID001661	Other	Unknown
Tin	Shangrao Xuri Smelting Factory	China	CID001648	Other	Unknown

Tin	ShangHai YueQiang Metal Products Co., LTD	China	CID001642	Other	Unknown
Tantalum	Shanghai Jiangxi Metals Co., Ltd.	China	CID001634	Other	Unknown
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	CID001622	Compliant	Yes
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	CID001619	Other	No
Gold	Shandong penglai gold smelter	China	CID001616	Other	Unknown
Gold	Shandong Hengbang Smelter Co., Ltd.	China	CID001612	Other	Unknown
Gold	Shandon Jin Jinyin Refining Limited	China	CID001607	Other	Unknown
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China	CID001606	Other	Unknown
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China	CID001605	Other	Unknown
Gold	Shan Dong Huangjin	China	CID001604	Other	Unknown
Gold	Sanmenxia Hengsheng science and technology, research and development Co., LTD	China	CID001567	Other	Unknown
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China	CID001522	Compliant	Yes
Gold	Penglai Penggang Gold Industry Co., Ltd.	China	CID001362	Other	No
Tin	Old City Metals Processing Co., Ltd.	China	CID001332	Other	Unknown
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	CID001277	Compliant	Yes
Tin	Jiangxi New Nanshan Technology Ltd.	China	CID001231	Compliant	No
Tin	Ming Li Jia smelt Metal Factory	China	CID001177	Other	Unknown
Gold	Metalor Technologies (Hong Kong) Ltd.	China	CID001149	Compliant	Yes
Gold	Metalor Technologies (Suzhou) Ltd.	China	CID001147	Compliant	Yes
Tin	Ma An Shan Shu Guang Smelter Corp.	China	CID001098	Other	Unknown
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	CID001093	Other	No
Tin	China Tin Group Co., Ltd.	China	CID001070	Compliant	Yes
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	China	CID001063	Other	Unknown
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	CID001058	Other	No
Gold	Lingbao Gold Co., Ltd.	China	CID001056	Other	Yes

Tin	Malaysia Smelting Corporation (MSC)	China	CID001005	Other	Unknown
Tantalum	King-Tan Tantalum Industry Ltd.	China	CID000973	Other	Unknown
Gold	Yantai Zhaojin Lifu Precious Metals Co., Ltd.	China	CID000948	Other	Unknown
Tin	Gejiu Kai Meng Industry and Trade LLC	China	CID000942	Other	No
Tin	Ju Tai Industrial Co., Ltd.	China	CID000934	Other	Unknown
Tantalum	Jiujiang Tanbre Co., Ltd.	China	CID000917	Compliant	Yes
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	CID000914	Compliant	Yes
Gold	Jinlong Copper Co., Ltd.	China	CID000909	Other	Unknown
Gold	Jin Jinyin Refining Co., Ltd.	China	CID000884	Other	Unknown
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	CID000875	Other	Yes
Tin	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	China	CID000873	Other	Unknown
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China	CID000868	Other	Unknown
Gold	Jiangxi Copper Co., Ltd.	China	CID000855	Compliant	Yes
Tin	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	China	CID000841	Other	Unknown
Tin	Jiang Jia Wang Technology Co.	China	CID000840	Other	Unknown
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China	CID000801	Compliant	No
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China	CID000773	Other	Yes
Tungsten	Hunan Jintai New Material Co., Ltd.	China	CID000769	Other	No
Gold	Hunan Chenzhou Mining Co., Ltd.	China	CID000767	Other	Yes
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	CID000766	Compliant	Yes
Tin	Huichang Jinshunda Tin Co., Ltd.	China	CID000760	Other	No
Tungsten	Hitachi	China	CID000730	Other	Unknown
Tin	Hezhou Jinwei Tin Co., Ltd.	China	CID000720	Other	Unknown
Gold	Smelter not listed	China	CID000718	Other	Unknown
Gold	Heraeus Metals Hong Kong Ltd.	China	CID000707	Compliant	Yes

Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	CID000671	Other	Yes
Gold	Hang Seng Technology	China	CID000670	Other	Unknown
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China	CID000651	Other	No
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	China	CID000628	Other	Unknown
Tin	Guangxi Nonferrous Metals Group	China	CID000626	Other	Unknown
Tin	DONG GUAN SHI XI DA HAN XI PRODUCT CO., LTD	China	CID000617	Other	Unknown
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	China	CID000616	Compliant	Yes
Gold	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	China	CID000611	Other	Unknown
Gold	Guangdong Hua Jian Trade Co., Ltd.	China	CID000605	Other	Unknown
Tin	Gold Bell Group	China	CID000572	Other	Unknown
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China	CID000555	Other	Yes
Tin	Gejiu Yunxi Group Corp.	China	CID000553	Other	Unknown
Tin	GEJIU YE LIAN CHANG	China	CID000551	Other	Unknown
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	CID000538	Compliant	Yes
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)/Baiyin Nonferrous Metals Corporation	China	CID000523	Other	Unknown
Gold	Refinery of Seemine Gold Co., Ltd.	China	CID000522	Other	No
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China	CID000499	Other	No
Tin	Yan Nan Xi Ye Electrical Limited	China	CID000484	Other	Unknown
Tantalum	F&X Electro-Materials Ltd.	China	CID000460	Compliant	Yes
Tungsten	Duoluoshan	China	CID000413	Other	Unknown
Tantalum	Duoluoshan	China	CID000410	Other	Yes
Tin	Smelter Not Listed	China	CID000377	Compliant	Unknown
Tin	Dongguan City Xida Soldering Tin Products Co.	China	CID000376	Other	Unknown
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China	CID000345	Other	Unknown
Gold	Daye Non-Ferrous Metals Mining Ltd.	China	CID000343	Other	No
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	China	CID000291	Compliant	Yes
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	China	CID000281	Other	No
Tin	CNMC (Guangxi) PGMA Co., Ltd.	China	CID000278	Other	Unknown
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	CID000258	Compliant	Yes
Tin	YunXi	China	CID000251	Other	Unknown

Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China	CID000244	Other	Unknown
Gold	China National Gold Group Corporation	China	CID000242	Other	Unknown
Tungsten	China Minmetals Non-ferrous Metals Holding Co., Ltd.	China	CID000239	Other	Unknown
Gold	China Gold Deal Investment Co., Ltd.	China	CID000236	Other	Unknown
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	CID000228	Compliant	Yes
Gold	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	CID000227	Other	Unknown
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	CID000218	Compliant	No
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	CID000211	Compliant	Yes
Gold	Yunnan Copper Industry Co., Ltd.	China	CID000197	Other	Yes
Tantalum	ANHUI HERRMAN IMPEX CO.	China	CID000059	Other	Unknown
Tin	American Iron and Metal	China	CID000049	Other	Unknown
Tin	HuiChang Hill Tin Industry Co., Ltd.	China	CID002844	Compliant	Yes
Gold	Gold by Gold Colombia	Colombia	CID003641	Compliant	No
Gold	Sancus ZFS (L’Orfebre, SA)	Colombia	CID003529	Other	No
Gold	C.I Metales Procesados Industriales SAS	Colombia	CID003421	Other	No
Tin	Mining Minerals Resources SARL	Congo, Democratic Republic of the	CID004065	Compliant	Yes
Tin	Kovohute Pribram nastupnicka, a. s.	Czech Republic	CID000992	Other	Unknown
Gold	SAFINA A.S.	Czech Republic	CID002290	Compliant	No
Tantalum	5D Production OU	Estonia	CID003926	Other	No
Tantalum	NPM Silmet AS	Estonia	CID001200	Compliant	Yes
Gold	WEEEREFINING	France	CID003615	Compliant	No
Gold	SAAMP	France	CID002761	Other	Yes
Tungsten	Plansee Composite Materials GmbH	Germany	CID004068	Compliant	Unknown
Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany	CID002867	Other	No
Gold	WIELAND Edelmetalle GmbH	Germany	CID002778	Compliant	No
Gold	SAXONIA Edelmetalle GmbH	Germany	CID002777	Other	No
Tantalum	H.C. Starck Smelting GmbH & Co. KG	Germany	CID002550	Compliant	Yes
Tantalum	H.C. Starck Hermsdorf GmbH	Germany	CID002547	Compliant	Yes
Tantalum	H.C. Starck GmbH Laufenburg	Germany	CID002546	Other	Unknown
Tantalum	H.C. Starck Tantalum and Niobium GmbH	Germany	CID002545	Compliant	Yes
Tungsten	H.C. Starck Smelting GmbH & Co. KG	Germany	CID002542	Compliant	Yes

Tungsten	H.C. Starck Tungsten GmbH	Germany	CID002541	Compliant	Yes
Tin	Westmetall GmbH & Co.KG	Germany	CID002042	Other	Unknown
Gold	Heraeus Germany GmbH Co. KG	Germany	CID000711	Compliant	Yes
Gold	Heimerle + Meule GmbH	Germany	CID000694	Compliant	Yes
Tungsten	HC Starck GmbH	Germany	CID000683	Other	Unknown
Tantalum	H.C. Starck Group	Germany	CID000654	Other	Unknown
Tin	Feinhutte Halsbrucke GmbH	Germany	CID000466	Compliant	Unknown
Gold	DODUCO Contacts and Refining GmbH	Germany	CID000362	Other	No
Gold	C. Hafner GmbH + Co. KG	Germany	CID000176	Compliant	No
Gold	Bauer Walser AG	Germany	CID000141	Other	Unknown
Gold	Aurubis AG	Germany	CID000113	Compliant	Yes
Gold	Agosi AG	Germany	CID000035	Compliant	No
Gold	Alldyne Powder Technologies	Germany	CID000034	Other	Unknown
Gold	Gold Coast Refinery	Ghana	CID003186	Other	No
Gold	Standard Bank	Hong Kong	CID001783	Other	Unknown
Gold	Kee Shing	Hong Kong	CID000960	Other	Unknown
Gold	Attero Recycling Pvt Ltd	India	CID004697	Other	Unknown
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	India	CID004692	Other	Unknown
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	India	CID004491	Compliant	Unknown
Gold	KP Sanghvi International Airport	India	CID004433	Other	Unknown
Gold	MD Overseas	India	CID003548	Other	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 4)	India	CID003490	Other	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 3)	India	CID003489	Other	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 2)	India	CID003488	Other	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 1)	India	CID003487	Other	Unknown
Gold	Kundan Care Products Ltd.	India	CID003463	Other	No
Gold	Augmont Enterprises Private Limited	India	CID003461	Other	No
Tin	Precious Minerals and Smelting Limited	India	CID003409	Other	No
Gold	Sovereign Metals	India	CID003383	Other	Yes
Gold	CGR Metalloys Pvt Ltd.	India	CID003382	Other	No
Gold	JALAN & Company	India	CID002893	Other	No
Gold	Bangalore Refinery	India	CID002863	Compliant	No
Gold	Sai Refinery	India	CID002853	Other	No
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	India	CID002852	Other	No
Tungsten	Mehra Ferro-Alloys Pvt. Ltd.	India	CID002652	Other	Unknown
Gold	Shirpur Gold Refinery Ltd.	India	CID002588	Other	Yes
Gold	MMTC-PAMP India Pvt., Ltd.	India	CID002509	Compliant	Yes
Tantalum	Metallurgical Products India Pvt., Ltd.	India	CID001163	Compliant	Yes
Tin	PT Arsed Indonesia	Indonesia	CID005067	Compliant	Unknown

Tin	PT Putera Sarana Shakti (PT PSS)	Indonesia	CID003868	Compliant	Yes
Tin	PT Mitra Sukses Globalindo	Indonesia	CID003449	Compliant	No
Tin	PT Rajawali Rimba Perkasa	Indonesia	CID003381	Compliant	No
Tin	PT Masbro Alam Stania	Indonesia	CID003380	Compliant	Unknown
Tin	PT Bangka Serumpun	Indonesia	CID003205	Compliant	No
Tin	PT Lautan Harmonis Sejahtera	Indonesia	CID002870	Other	No
Tin	PT Menara Cipta Mulia	Indonesia	CID002835	Compliant	Yes
Tin	PT Kijang Jaya Mandiri	Indonesia	CID002829	Other	No
Tin	PT Sukses Inti Makmur (SIM)	Indonesia	CID002816	Compliant	No
Tin	PT Bangka Prima Tin	Indonesia	CID002776	Compliant	No
Tin	PT Timah Tbk	Indonesia	CID002772	Other	Unknown
Tin	PT O.M. Indonesia	Indonesia	CID002757	Other	Unknown
Tin	PT Cipta Persada Mulia	Indonesia	CID002696	Compliant	No
Tin	PT Rajehan Ariq	Indonesia	CID002593	Compliant	No
Tin	CV Dua Sekawan	Indonesia	CID002592	Other	No
Tin	Furuuchi Chemical Corporation	Indonesia	CID002576	Other	Unknown
Tin	CV Ayi Jaya	Indonesia	CID002570	Compliant	No
Tin	PT Inti Stania Prima	Indonesia	CID002530	Other	No
Tin	PT ATD Makmur Mandiri Jaya	Indonesia	CID002503	Compliant	Yes
Tin	PT Wahana Perkit Jaya	Indonesia	CID002479	Other	Unknown
Tin	PT Tirus Putra Mandiri	Indonesia	CID002478	Other	No
Tin	PT Singkep Times Utama	Indonesia	CID002476	Other	Unknown
Tin	CV Venus Inti Perkasa	Indonesia	CID002455	Compliant	Yes
Tin	PT Yinchendo Mining Industry	Indonesia	CID001494	Other	Unknown
Tin	PT Tommy Utama	Indonesia	CID001493	Compliant	No
Tin	PT Tinindo Inter Nusa	Indonesia	CID001490	Compliant	Yes
Tin	PT Timah Nusantara	Indonesia	CID001486	Compliant	Yes
Tin	PT Timah Tbk Mentok	Indonesia	CID001482	Compliant	Yes
Tin	PT Timah Tbk Kundur	Indonesia	CID001477	Compliant	Yes
Tin	PT Supra Sukses Trinusa	Indonesia	CID001476	Other	Unknown
Tin	PT Sumber Jaya Indah	Indonesia	CID001471	Other	No
Tin	PT Stanindo Inti Perkasa	Indonesia	CID001468	Other	Yes
Tin	PT Seirama Tin Investment	Indonesia	CID001466	Other	Unknown

Tin	PT Sariwiguna Binasentosa	Indonesia	CID001463	Compliant	No
Tin	PT Refined Bangka Tin	Indonesia	CID001460	Compliant	Yes
Tin	PT Prima Timah Utama	Indonesia	CID001458	Compliant	No
Tin	PT Panca Mega Persada	Indonesia	CID001457	Other	No
Tin	PT Mitra Stania Prima	Indonesia	CID001453	Compliant	Yes
Tin	PT Koba Tin	Indonesia	CID001449	Other	Unknown
Tin	PT Karimun Mining	Indonesia	CID001448	Other	No
Tin	PT Fang Di MulTindo	Indonesia	CID001442	Other	Unknown
Tin	PT Eunindo Usaha Mandiri	Indonesia	CID001438	Other	Unknown
Tin	PT DS Jaya Abadi	Indonesia	CID001434	Other	No
Tin	PT Bukit Timah	Indonesia	CID001428	Compliant	Yes
Tin	PT BilliTin Makmur Lestari	Indonesia	CID001424	Other	Unknown
Tin	PT Belitung Industri Sejahtera	Indonesia	CID001421	Compliant	No
Tin	PT Bangka Tin Industry	Indonesia	CID001419	Compliant	Yes
Tin	PT Bangka Timah Utama Sejahtera	Indonesia	CID001416	Other	Unknown
Tin	PT Bangka Putra Karya	Indonesia	CID001412	Other	Unknown
Tin	PT Bangka Kudai Tin	Indonesia	CID001409	Other	Unknown
Tin	PT Babel Surya Alam Lestari	Indonesia	CID001406	Compliant	No
Tantalum	PT Babel Inti Perkasa	Indonesia	CID001404	Other	Unknown
Tin	PT Babel Inti Perkasa	Indonesia	CID001402	Compliant	No
Tin	PT Artha Cipta Langgeng	Indonesia	CID001399	Compliant	No
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	CID001397	Compliant	No
Tin	PT Alam Lestari Kencana	Indonesia	CID001393	Other	Unknown
Tungsten	Nanchang Cemented Carbide Limited Liability Company	Indonesia	CID001228	Other	Unknown
Tungsten	Mitsubishi Materials Corporation	Indonesia	CID001190	Other	Unknown
Tungsten	Midwest Tungsten Wire Co.	Indonesia	CID001167	Other	Unknown
Tungsten	Heraeus Precious Metals GmbH & Co. KG	Indonesia	CID000712	Other	Unknown
Tungsten	Ganzhou Hongfei Materials Co.	Indonesia	CID000530	Other	Unknown
Tungsten	Ganzhou Grand Sea W & Mo Group Co., Ltd.	Indonesia	CID000524	Other	Unknown
Tungsten	Fort Wayne Wire Die, Inc.	Indonesia	CID000480	Other	Unknown
Tungsten	Electroloy Metal Pte	Indonesia	CID000434	Other	Unknown

Tungsten	CWB Materials	Indonesia	CID000320	Other	Unknown
Tin	CV United Smelting	Indonesia	CID000315	Other	No
Tin	PT Premium Tin Indonesia	Indonesia	CID000313	Compliant	No
Tin	PT Aries Kencana Sejahtera	Indonesia	CID000309	Compliant	No
Tin	CV Makmur Jaya	Indonesia	CID000308	Other	Unknown
Tin	PT Justindo	Indonesia	CID000307	Other	Unknown
Tin	CV Gita Pesona	Indonesia	CID000306	Other	No
Tungsten	Beijing Zenith Materials	Indonesia	CID000149	Other	Unknown
Tungsten	Atlantic Metals	Indonesia	CID000109	Other	Unknown
Tungsten	Alta Group	Indonesia	CID000045	Other	Unknown
Tin	PT Rajehan Ariq	Indonesia	CID002593	Compliant	No
Tin	OMODEO A. E S. METALLEGHE SRL	Italy	CID003395	Other	Unknown
Gold	Safimet S.p.A	Italy	CID002973	Other	Yes
Gold	Italpreziosi	Italy	CID002765	Compliant	No
Gold	8853 S.p.A.	Italy	CID002763	Other	No
Gold	T.C.A S.p.A	Italy	CID002580	Compliant	Yes
Gold	Faggi Enrico S.p.A.	Italy	CID002355	Other	Unknown
Gold	Chimet S.p.A.	Italy	CID000233	Compliant	No
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	Japan	CID004403	Compliant	Unknown
Gold	Eco-System Recycling Co., Ltd. West Plant	Japan	CID003425	Compliant	No
Gold	Eco-System Recycling Co., Ltd. North Plant	Japan	CID003424	Compliant	No
Tantalum	ULVAC Inc.	Japan	CID002861	Other	Unknown
Tin	Chofu Works	Japan	CID002786	Other	Unknown
Tantalum	Global Advanced Metals Aizu	Japan	CID002558	Compliant	Yes
Tantalum	TANIOBIS Japan Co., Ltd.	Japan	CID002549	Compliant	Yes
Tungsten	Toshiba Material Co., Ltd.	Japan	CID002423	Other	Unknown
Tungsten	Daido Steel	Japan	CID002349	Other	Unknown
Gold	Nohon Material Corporation	Japan	CID002285	Other	Unknown
Gold	Yokohama Metal Co., Ltd.	Japan	CID002129	Compliant	Yes
Gold	Yamato Denki Ind. Co., Ltd.	Japan	CID002102	Other	Unknown
Gold	Yamakin Co., Ltd.	Japan	CID002100	Compliant	Yes
Tin	Tosoh	Japan	CID001958	Other	Unknown
Gold	Tokuriki Honten Co., Ltd.	Japan	CID001938	Compliant	Yes
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	CID001875	Compliant	Yes
Tantalum	Taki Chemical Co., Ltd.	Japan	CID001869	Compliant	Yes

Gold	Sumitomo Metal Mining Co., Ltd.	Japan	CID001798	Compliant	Yes
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	CID001325	Compliant	No
Gold	Nihon Material Co., Ltd.	Japan	CID001259	Compliant	Yes
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001193	Compliant	Yes
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001192	Compliant	Yes
Tin	Mitsubishi Materials Corporation	Japan	CID001191	Compliant	Yes
Gold	Mitsubishi Materials Corporation	Japan	CID001188	Compliant	Yes
Gold	Matsuda Sangyo Co., Ltd.	Japan	CID001119	Compliant	No
Tin	Materials Eco-Refining Co., Ltd.	Japan	CID001112	Other	Unknown
Gold	Kosak Seiren	Japan	CID000991	Other	Unknown
Gold	Kojima Chemicals Co., Ltd.	Japan	CID000981	Compliant	Yes
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	CID000937	Compliant	Yes
Tungsten	Japan New Metals Co., Ltd.	Japan	CID000825	Compliant	Yes
Gold	Japan Mint	Japan	CID000823	Compliant	No
Gold	Ishifuku Metal Industry Co., Ltd.	Japan	CID000807	Compliant	Yes
Gold	Eco-System Recycling Co., Ltd. East Plant	Japan	CID000425	Compliant	No
Tin	Dowa	Japan	CID000402	Compliant	Yes
Gold	Dowa	Japan	CID000401	Compliant	No
Tin	Dai-ichi Seiko	Japan	CID000340	Other	Unknown
Gold	Dai-ichi Seiko	Japan	CID000339	Other	Unknown
Gold	Chugai Mining	Japan	CID000264	Compliant	No
Tantalum	Asaka Riken Co., Ltd.	Japan	CID000092	Other	No
Gold	Asaka Riken Co., Ltd.	Japan	CID000090	Compliant	Yes
Gold	Asahi Pretec Corp.	Japan	CID000082	Compliant	No
Gold	Aida Chemical Industries Co., Ltd.	Japan	CID000019	Compliant	No
Tungsten	A.L.M.T. Corp.	Japan	CID000004	Compliant	Yes
Gold	TOO Tau-Ken-Altyn	Kazakhstan	CID002615	Compliant	No
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	CID001969	Compliant	Yes
Gold	Kazzinc	Kazakhstan	CID000957	Compliant	No
Gold	Kazakhmys Smelting LLC	Kazakhstan	CID000956	Other	No
Gold	Aktyubinsk Copper Company	Kazakhstan	CID000028	Other	Unknown

Tungsten	DONGKUK INDUSTRIES CO., LTD.	Korea, Republic of	CID004060	Other	No
Tungsten	HANNAE FOR T Co., Ltd.	Korea, Republic of	CID003978	Other	Unknown
Tungsten	KGETS Co., Ltd.	Korea, Republic of	CID003388	Other	Unknown
Gold	TSK Pretech	Korea, Republic of	CID003195	Other	No
Gold	NH Recytech Company	Korea, Republic of	CID003189	Compliant	Yes
Gold	SungEel HiMetal Co., Ltd.	Korea, Republic of	CID002918	Compliant	No
Tungsten	Woltech Korea Co., Ltd.	Korea, Republic of	CID002843	Other	No
Gold	Korea Zinc Co., Ltd.	Korea, Republic of	CID002605	Compliant	Yes
Gold	Torecom	Korea, Republic of	CID001955	Other	No
Tungsten	TaeguTec Ltd.	Korea, Republic of	CID001839	Other	Unknown
Gold	Samwon Metals Corp.	Korea, Republic of	CID001562	Other	No
Gold	Samduck Precious Metals	Korea, Republic of	CID001555	Other	Yes
Gold	LS MnM Inc.	Korea, Republic of	CID001078	Compliant	Yes
Gold	Korea Metal Co., Ltd.	Korea, Republic of	CID000988	Other	Unknown
Gold	HwaSeong CJ CO., LTD.	Korea, Republic of	CID000778	Other	No
Gold	LT Metal Ltd.	Korea, Republic of	CID000689	Compliant	No
Tin	Hanbaek nonferrous metals	Korea, Republic of	CID000666	Other	Unknown
Tin	DUKSAN HI-METAL	Korea, Republic of	CID000409	Other	Unknown
Gold	DSC (Do Sung Corporation)	Korea, Republic of	CID000359	Compliant	No
Gold	Daejin Indus Co., Ltd.	Korea, Republic of	CID000328	Other	No
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	CID001029	Other	No
Tungsten	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	Lao People's Democratic Republic	CID005017	Compliant	Unknown
Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania	CID003153	Other	Yes
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	Malaysia	CID004434	Compliant	No
Tungsten	MALAMET SMELTING SDN. BHD.	Malaysia	CID004056	Other	Unknown
Tin	Rian Resources SDN. BHD.	Malaysia	CID003581	Other	Unknown
Tin	Modeltech Sdn Bhd	Malaysia	CID002858	Other	Yes
Gold	Modeltech Sdn Bhd	Malaysia	CID002857	Other	No
Gold	Metahub Industries Sdn. Bhd.	Malaysia	CID002821	Other	Unknown
Tin	Sandvik Material Technology	Malaysia	CID001565	Other	Unknown
Tin	Metahub Industries Sdn. Bhd.	Malaysia	CID001136	Other	Unknown
Tin	Malaysia Smelting Corporation (MSC)	Malaysia	CID001105	Compliant	Yes

Gold	Sellem Industries Ltd.	Mauritania	CID003540	Other	No
Tantalum	KEMET de Mexico	Mexico	CID002539	Compliant	Yes
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico	CID001161	Compliant	Yes
Gold	Caridad	Mexico	CID000180	Other	No
Tin	DS Myanmar	Myanmar	CID003831	Compliant	Yes
Tin	Pongpipat Company Limited	Myanmar	CID003208	Other	No
Gold	REMONDIS PMR B.V.	Netherlands	CID002582	Compliant	No
Gold	Schone Edelmetaal B.V.	Netherlands	CID001573	Other	No
Gold	Morris and Watson	New Zealand	CID002282	Other	No
Tantalum	Meta Materials	North Macedonia, Republic of	CID002847	Other	Yes
Gold	K.A. Rasmussen	Norway	CID003497	Other	Yes
Gold	Minera Titán del Perú SRL (MTP) - Belen Plant	Peru	CID005014	Compliant	Unknown
Gold	Inca One (Koricancha Plant)	Peru	CID004705	Other	Unknown
Gold	Inca One (Chala One Plant)	Peru	CID004704	Other	Unknown
Tin	Minsur	Peru	CID001182	Compliant	Yes
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	Philippines	CID004797	Compliant	Unknown
Tungsten	Philippine Carreytech Metal Corp.	Philippines	CID004438	Compliant	Unknown
Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines	CID002827	Compliant	No
Tin	O.M. Manufacturing Philippines, Inc.	Philippines	CID002517	Compliant	Yes
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	CID000128	Compliant	No
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland	CID002511	Compliant	No
Tin	Fenix Metals	Poland	CID000468	Compliant	Yes
Gold	Albino Mountinho Lda.	Portugal	CID002760	Other	No
Tungsten	LLC Vostok	Russian Federation	CID003643	Other	Unknown
Tungsten	OOO “Technolom” 1	Russian Federation	CID003614	Other	No
Tungsten	OOO “Technolom” 2	Russian Federation	CID003612	Other	No
Tungsten	Artek LLC	Russian Federation	CID003553	Other	Unknown
Tungsten	NPP Tyazhmetprom LLC	Russian Federation	CID003416	Other	No
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	Russian Federation	CID003408	Other	No
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	CID002865	Other	No
Tungsten	Moliren Ltd.	Russian Federation	CID002845	Other	No
Tungsten	Unecha Refractory metals plant	Russian Federation	CID002724	Other	Yes
Tungsten	Hydrometallurg, JSC	Russian Federation	CID002649	Other	Yes
Tungsten	Pobedit, JSC	Russian Federation	CID002532	Other	Unknown
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation	CID001769	Other	Yes

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	CID001756	Other	No
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	CID001386	Other	Yes
Gold	OJSC Kolyma Refinery	Russian Federation	CID001328	Other	Unknown
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation	CID001326	Other	Yes
Tin	Novosibirsk Tin Combine	Russian Federation	CID001305	Other	No
Gold	Moscow Special Alloys Processing Plant	Russian Federation	CID001204	Other	Yes
Gold	JSC Uralelectromed	Russian Federation	CID000929	Other	No
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	CID000927	Other	No
Gold	JSC Novosibirsk Refinery	Russian Federation	CID000493	Other	Yes
Gold	Gasabo Gold Refinery Ltd	Rwanda	CID005006	Other	Unknown
Tantalum	PowerX Ltd.	Rwanda	CID004054	Compliant	Yes
Tin	Luna Smelter, Ltd.	Rwanda	CID003387	Compliant	Yes
Tin	Phoenix Metal Ltd.	Rwanda	CID002507	Other	Unknown
Gold	L'azurde Company For Jewelry	Saudi Arabia	CID001032	Other	No
Tin	M/s ECO Tropical Resources	Singapore	CID002382	Other	Unknown
Tin	Sizer Metals PTE Ltd	Singapore	CID001748	Other	Unknown
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	CID001152	Compliant	No
Tin	Medeko cast, s.r.o.	Slovakia	CID003024	Other	Unknown
Gold	Impala Refineries – Platinum Metals Refinery (PMR)	South Africa	CID004714	Compliant	Unknown
Gold	Impala Rustenburg	South Africa	CID004610	Compliant	Unknown
Gold	Impala Refineries – Base Metals Refinery (BMR)	South Africa	CID004604	Compliant	Unknown
Gold	Metal Concentrators SA (Pty) Ltd.	South Africa	CID003575	Compliant	Yes
Gold	AU Traders and Refiners	South Africa	CID002850	Other	Yes
Gold	Rand Refinery (Pty) Ltd.	South Africa	CID001512	Compliant	Yes
Tin	CRM Synergies	Spain	CID003524	Compliant	Yes
Tin	Aurubis Berango	Spain	CID002774	Compliant	Yes
Gold	SEMPSA Joyeria Plateria S.A.	Spain	CID001585	Compliant	Yes
Gold	Sudan Gold Refinery	Sudan	CID002567	Other	Yes
Gold	Boliden Ronnskar	Sweden	CID000157	Compliant	No
Gold	Valcambi S.A.	Switzerland	CID002003	Compliant	Yes
Gold	PX Precinox S.A.	Switzerland	CID001498	Compliant	No
Gold	MKS PAMP SA	Switzerland	CID001352	Compliant	Yes
Gold	Metalor Technologies S.A.	Switzerland	CID001153	Compliant	Yes
Gold	Cendres + Metaux S.A.	Switzerland	CID000189	Other	No
Gold	Argor-Heraeus S.A.	Switzerland	CID000077	Compliant	Yes
Gold	Tsai Brother industries	Taiwan	CID002745	Other	Unknown

Tin	WELLEY	Taiwan	CID002027	Other	Unknown
Tin	Taiwan's lofty Enterprises Ltd.	Taiwan	CID001859	Other	Unknown
Gold	TAIWAN TOTAI CO., LTD.	Taiwan	CID001857	Other	Unknown
Tin	Taiwan Huanliang	Taiwan	CID001852	Other	Unknown
Tin	Taiwan high-tech Co., Ltd.	Taiwan	CID001851	Other	Unknown
Gold	Suntain Co., Ltd.	Taiwan	CID001808	Other	Unknown
Tin	Pan Light Corporation	Taiwan	CID001356	Other	Unknown
Tin	Minchali Metal Industry Co., Ltd.	Taiwan	CID001172	Other	Unknown
Gold	Elite Industech Co., Ltd.	Taiwan	CID004755	Compliant	Unknown
Tungsten	Lianyou Resources Co., Ltd.	Taiwan	CID004397	Compliant	No
Tungsten	Lianyou Metals Co., Ltd.	Taiwan	CID003407	Compliant	Yes
Gold	Singway Technology Co., Ltd.	Taiwan	CID002516	Other	No
Gold	Super Dragon Technology Co., Ltd.	Taiwan	CID001810	Other	No
Gold	Solar Applied Materials Technology Corp.	Taiwan	CID001761	Compliant	Yes
Tin	Rui Da Hung	Taiwan	CID001539	Compliant	Yes
Tin	Fuji Metal Mining Corp.	Taiwan	CID000498	Other	Unknown
Gold	GG Refinery Ltd.	Tanzania, United Republic Of	CID004506	Compliant	Yes
Tantalum	H.C. Starck Co., Ltd.	Thailand	CID002544	Compliant	Yes
Gold	Umicore Precious Metals Thailand	Thailand	CID002314	Other	No
Tin	Untracore Co., Ltd.	Thailand	CID001998	Other	Unknown
Tin	Thaisarco	Thailand	CID001898	Compliant	Yes
Tin	Thailand Mine Factory	Thailand	CID001897	Other	Unknown
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	CID001314	Compliant	Yes
Tungsten	Kanto Denka Kogyo Co., Ltd.	Thailand	CID000953	Other	Unknown
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey	CID001220	Compliant	No
Gold	Istanbul Gold Refinery	Turkey	CID000814	Compliant	Yes
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	CID000103	Other	No

Tin	Woodcross Smelting Company Limited	Uganda	CID004724	Compliant	Unknown
Gold	African Gold Refinery	Uganda	CID003185	Other	Yes
Gold	Sam Precious Metals	United Arab Emirates	CID003666	Other	Unknown
Gold	Dijllah Gold Refinery FZC	United Arab Emirates	CID003348	Other	Yes
Gold	Al Ghaith Gold	United Arab Emirates	CID002899	Other	Unknown
Gold	ARY Aurum Plus	United Arab Emirates	CID002596	Other	Unknown
Gold	Fujairah Gold FZC	United Arab Emirates	CID002584	Other	Yes
Gold	Kaloti Precious Metals	United Arab Emirates	CID002563	Other	Yes
Gold	International Precious Metal Refiners	United Arab Emirates	CID002562	Other	No
Gold	Emirates Gold DMCC	United Arab Emirates	CID002561	Other	Yes
Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates	CID002560	Other	Yes
Tin	KARAS PLATING LTD	United Kingdom	CID003047	Other	Unknown
Tantalum	Smelter not listed	United Kingdom	CID002705	Compliant	Unknown
Tungsten	Avon Specialty Metals Ltd	United Kingdom	CID002704	Compliant	Unknown
Gold	NOBLE METAL SERVICES	United States	CID003690	Other	Unknown
Gold	Geib Refining Corporation	United States	CID002459	Other	No
Gold	Ohio Precious Metals, LLC	United States	CID001322	Other	Unknown
Tin	P Kay Metal, Inc	United States	CID005189	Compliant	Unknown
Gold	Metallix Refining Inc.	United States	CID003557	Other	No
Gold	Alexy Metals	United States	CID003500	Other	No
Tungsten	CP Metals Inc.	United States	CID003448	Other	Unknown
Tantalum	CP Metals Inc.	United States	CID003402	Other	Unknown
Tantalum	PM Kalco Inc	United States	CID003396	Other	Unknown

Tin	Tin Technology & Refining	United States	CID003325	Compliant	Yes
Gold	QG Refining, LLC	United States	CID003324	Other	Yes
Tin	AURA-II	United States	CID003013	Other	Unknown
Gold	Pease & Curren	United States	CID002872	Other	No
Gold	AURA-II	United States	CID002851	Other	Unknown
Tin	Arco Alloys	United States	CID002809	Other	Unknown
Gold	Abington Reldan Metals, LLC	United States	CID002708	Compliant	No
Tungsten	Tungsten Diversified Industries LLC	United States	CID002659	Other	Unknown
Tantalum	E.S.R. Electronics	United States	CID002590	Other	Unknown
Tungsten	Niagara Refining LLC	United States	CID002589	Compliant	Yes
Gold	Precious Metals Sales Corp.	United States	CID002581	Other	Unknown
Tantalum	Tranzact, Inc.	United States	CID002571	Other	Unknown
Tantalum	KEMET Blue Powder	United States	CID002568	Other	No
Tantalum	Global Advanced Metals Boyertown	United States	CID002557	Compliant	Yes
Tantalum	H.C. Starck Inc.	United States	CID002548	Compliant	Yes
Gold	Republic Metals Corporation	United States	CID002510	Other	No
Tantalum	D Block Metals, LLC	United States	CID002504	Compliant	Yes
Tin	Spectro Alloys Corp.	United States	CID002411	Other	Unknown
Tin	ZhongShi	United States	CID002223	Other	Unknown
Tin	Zhangzhou Xiangcheng Hongyu Building	United States	CID002197	Other	Unknown
Tin	Yunnan Dian'xi Tin Mine	United States	CID002165	Other	Unknown
Tin	Xiamen Golden Egret Special Alloy Co. Ltd.	United States	CID002070	Other	Unknown
Tin	Univertical International (Suzhou) Co., Ltd	United States	CID001997	Other	Unknown

Gold	United Precious Metal Refining, Inc.	United States	CID001993	Compliant	Yes
Tin	UNIFORCE METAL INDUSTRIAL CORP.	United States	CID001986	Other	Unknown
Tantalum	Telex Metals	United States	CID001891	Compliant	Yes
Tin	Tennessee Aluminum Processors	United States	CID001882	Other	Unknown
Gold	So Accurate Group, Inc.	United States	CID001754	Other	Unknown
Gold	Sabin Metal Corp.	United States	CID001546	Other	No
Tantalum	QuantumClean	United States	CID001508	Compliant	Yes
Tin	Elemetal Refining, LLC	United States	CID001323	Other	Unknown
Gold	Nyrstar Metals	United States	CID001313	Other	Unknown
Tin	Ney Metals and Alloys	United States	CID001246	Other	Unknown
Gold	Metalor USA Refining Corporation	United States	CID001157	Compliant	Yes
Tin	Metallic Resources, Inc.	United States	CID001142	Compliant	Yes
Gold	Materion	United States	CID001113	Compliant	Yes
Gold	Kennecott Utah Copper LLC	United States	CID000969	Compliant	Yes
Tungsten	Kennametal Fallon	United States	CID000966	Compliant	Yes
Tantalum	KEMET Corp.	United States	CID000963	Other	Unknown
Tungsten	JX Nippon Mining & Metals Co., Ltd.	United States	CID000940	Other	Unknown
Gold	Asahi Refining USA Inc.	United States	CID000920	Compliant	Yes
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	CID000731	Other	Unknown
Tungsten	Global Tungsten & Powders Corp.	United States	CID000568	Compliant	Yes
Tantalum	Global Advanced Metals	United States	CID000564	Other	Unknown
Tantalum	Exotech Inc.	United States	CID000456	Other	Yes
Tin	Alpha	United States	CID000292	Compliant	Yes

Tungsten	Kennametal Huntsville	United States	CID000105	Compliant	Yes
Gold	Advanced Chemical Company	United States	CID000015	Compliant	No
Tungsten	Global Tungsten & Powders LLC	United States	CID000568	Compliant	Yes
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	CID001236	Compliant	No
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	CID000041	Compliant	Yes
Tungsten	Kenee Mining Corporation Vietnam	Viet Nam	CID004619	Compliant	No
Tungsten	Nam Viet Cromit Joint Stock Company	Viet Nam	CID004034	Other	Unknown
Tungsten	Tungsten Vietnam Joint Stock Company	Viet Nam	CID003993	Compliant	No
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	Viet Nam	CID002834	Other	No
Tin	An Thai Minerals Co., Ltd.	Viet Nam	CID002825	Other	Unknown
Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam	CID002703	Other	No
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002574	Other	No
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002573	Other	Yes
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam	CID002572	Other	Yes
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Viet Nam	CID002543	Compliant	Yes
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Viet Nam	CID002538	Other	Unknown
Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam	CID002502	Compliant	Yes
Tin	VQB Mineral and Trading Group JSC	Viet Nam	CID002015	Other	Yes
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Viet Nam	CID002011	Other	Unknown
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Viet Nam	CID001889	Other	No
Gold	Universal Precious Metals Refining Zambia	Zambia	CID002854	Other	Unknown
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe	CID002515	Other	Yes
Reported by the RMI RMAP on May 2025
Compliant - audited and found compliant with the relevant RMAP protocol
Active - engaged in the program but not yet compliant
Other - have not received compliant or active status

ANNEX II - Countries of Origin

The information in this Annex is an aggregation of data provided by Halliburton’s suppliers and our own due diligence efforts as of May 9, 2025 and not a confirmation of conflict minerals contained in our products.

Countries of origin include:

Andorra	Estonia	Libya	Romania
Angola	Eswatini	Liechtenstein	Russia
Argentina	Ethiopia	Lithuania	Rwanda
Armenia	Fiji	Luxembourg	Saudi Arabia
Australia	Finland	Madagascar	Senegal
Austria	France	Malawi	Serbia
Azerbaijan	Gabon	Malaysia	Seychelles
Bahamas	Georgia	Mali	Sierra Leone
Barbados	Germany	Malta	Singapore
Belarus	Ghana	Mauritania	Slovakia
Belgium	Greece	Mauritius	Slovenia
Benin	Guatemala	Mexico	Solomon Islands
Bolivia	Guinea	Moldova	Somalia
Bosnia and Herzegovina	Guyana	Mongolia	South Africa
Botswana	Honduras	Montenegro	South Sudan
Brazil	Hong Kong	Morocco	Spain
Burkina Faso	Hungary	Mozambique	Sri Lanka
Burundi	Iceland	Myanmar	Sudan
Cambodia	India	Namibia	Suriname
Cameroon	Indonesia	Nepal	Sweden
Canada	Iran	Netherlands	Switzerland
Central African Republic	Ireland	New Zealand	Syria
Chile	Israel	Nicaragua	Taiwan
China	Italy	Niger	Tajikistan
Colombia	Ivory Coast	Nigeria	Tanzania
Congo	Jamaica	North Macedonia	Thailand
Croatia	Japan	Norway	Togo
Cyprus	Jordan	Oman	Trinidad and Tobago
Czech Republic	Kazakhstan	Pakistan	Tunisia
Democratic Republic of the Congo	Kenya	Panama	Turkey
Denmark	Korea	Papua New Guinea	Turkmenistan
Djibouti	Kuwait	Paraguay	Uganda
Dominican Republic	Kyrgyzstan	Peru	Ukraine
Ecuador	Laos	Philippines	United Arab Emirates
Egypt	Latvia	Poland	United Kingdom
El Salvador	Lebanon	Portugal	United States
Eritrea	Liberia	Qatar	Uruguay

Uzbekistan
Vanuatu
Venezuela
Vietnam
Yemen
Zambia
Zimbabwe